                                                                   EXHIBIT 10.41

                                    AMENDMENT
                                       TO
                       STOCK PLEDGE AND SECURITY AGREEMENT


        This Amendment to the Stock Pledge and Security Agreement (this "Amendment"), dated as of March 5, 1999, is entered into by and between Coast Resorts, Inc., a Nevada corporation (the "Company"), and Firstar Bank of Minnesota, N.A., as trustee for the holders of Notes and successor in interest to American Bank National Association (the "Trustee").

                               W I T N E S S E T H

        WHEREAS, the Company executed that certain Stock Pledge and Security Agreement dated as of January 30, 1996, in favor of the Trustee (the "Agreement") in connection with that certain Indenture dated as of January 30, 1996 (the "Indenture") by and among Coast Hotels and Casinos, Inc., a Nevada corporation ("Coast Hotels and Casinos"), the Company, as guarantor, Coast West, a Nevada corporation, as guarantor, and the Trustee, pursuant to which the Coast Hotels and Casinos issued $175,000,000 aggregate principal amount of 13% First Mortgage Notes due 2002 (the "Notes");

        WHEREAS, pursuant to Section 9.02 of the Indenture, the Agreement may be amended with the consent of holders representing not less than a majority in aggregate principal amount of Notes outstanding (the "Requisite Consents");

        WHEREAS, Coast Hotels and Casinos, pursuant to the terms of its Offer to Purchase and Consent Solicitation Statement dated February 19, 1999, has offered to purchase outstanding Notes and solicited consents to amend the Indenture and related security documents (the "Offer") and has received the Requisite Consents; and

        WHEREAS, the parties now desire to amend the Agreement as reflected herein.

        NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1.      The Agreement is hereby amended by deleting therefrom clauses
(a), (e), (f) and (h) from Section 4 captioned "Covenants."

        2. The Agreement is hereby amended to by renumbering the following subsections of Section 4 ("Covenants") as follows:

        -----------------------------------------------------------------------------------
        Existing Subsection Number                    New Subsection Number
        -----------------------------------------------------------------------------------
        4(b)                                          4(a)
        -----------------------------------------------------------------------------------


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
        -----------------------------------------------------------------------------------
        Existing Subsection Number                    New Subsection Number
        -----------------------------------------------------------------------------------
        4(c)                                          4(b)
        -----------------------------------------------------------------------------------
        4(d)                                          4(c)
        -----------------------------------------------------------------------------------
        4(g)                                          4(d)
        -----------------------------------------------------------------------------------

        3.      Pursuant to the amendments set forth in Sections 1 and 2 hereof,
Section 4 of the Agreement is hereby amended and restated in its entirety as follows:

        "4.     Covenants. Shareholder hereby agrees: (a) to promptly deliver to
        Trustee all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by Shareholder, together with such blank stock powers executed by Shareholder as Trustee may request; (b) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as Trustee may request, to perfect, maintain and protect its lien hereunder and the priority thereof; (c) to appear in and defend any action or proceeding which may affect its title to or Trustee's interest in the Collateral; and (d) to pay, and to save Trustee and the Noteholders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Stock Pledge Agreement."

        4. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

        5. This Amendment shall not become operative until such date that the Coast Hotels and Casinos accepts tendered Notes for purchase pursuant to the terms of the Offer. The date this Agreement becomes operative shall be dominated herein as the "Operative Date."

        6. Except as amended hereby, the Agreement shall continue in full force and effect, and the Agreement and this Amendment shall be read together from and after the Operative Date.



                                       2

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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                        COAST RESORTS, INC.



                                        By: /s/ MICHAEL J. GAUGHAN
                                           -------------------------------------
                                        Name: Michael J. Gaughan
                                             -----------------------------------
                                        Title: Chief Executive Officer
                                             -----------------------------------



                                        FIRSTAR BANK OF MINNESOTA, N.A.


                                        By: /s/ FRANK P. LESLIE III
                                           -------------------------------------
                                        Name: Frank P. Leslie III
                                             -----------------------------------
                                        Title: Vice President
                                             -----------------------------------


Each of Coast Hotels and Casinos, Inc.
and Coast West, Inc. hereby
acknowledges receipt of this Amendment
and agrees to be bound by and comply
with the terms thereof:

COAST HOTELS AND CASINOS, INC.


By: /s/ MICHAEL J. GAUGHAN
   -------------------------------------
Name: Michael J. Gaughan
     -----------------------------------
Title: Chief Executive Officer
     -----------------------------------


COAST WEST, INC.


By: /s/ MICHAEL J. GAUGHAN
   -------------------------------------
Name: Michael J. Gaughan
     -----------------------------------
Title: President
     -----------------------------------